                                                                   Exhibit 99.3

                                  SECOND WAIVER

          SECOND WAIVER dated as of June 16, 2006 (this "Waiver") to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 25, 2005 (as amended or modified, the "Credit Agreement"), among CSK AUTO, INC. (the "Company"), the Lenders, the Co-Syndication Agents and the Co-Documentation Agents party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

                                   WITNESSETH:

          WHEREAS, the Company has requested that the Administrative Agent and the Required Lenders agree to waive compliance with certain provisions of the Credit Agreement; and

          WHEREAS, the Administrative Agent has obtained the consent of the Required Lenders to execute this Waiver, but only upon the terms and conditions set forth herein;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

          2. Waivers. (a) Until the earliest of the following (such earliest date, the "Financial Statement Waiver Termination Date") of:

               (i) the first date on which (A) an event of default has occurred and is continuing under any of the Indentures in respect of the Company's $225,000,000 of 7% Senior Subordinated Notes due 2014 (the "Senior Subordinated Notes"), $125,000,000 of 3 3/8% Senior Exchangeable Notes due 2025 (the "3 3/8% Notes") or $100,000,000 of 4 5/8% Senior Exchangeable Notes due 2035 (the "4 5/8% Notes" and collectively with 3 3/8% Notes, the "Exchange Notes"; the Senior Subordinated Notes collectively with the Exchange Notes, the "Existing Notes") and (B) (1) the Exchange Note Waivers (as defined in Section 4 hereof) are not in effect and the commitments under the Backstop Commitment Letter (as defined in Section 4 hereof) (the "Backstop Commitments") (or the commitments under any credit agreement as contemplated by said commitment letter) with the Company are not in effect with respect to funding for the payment in full of the Exchange Notes, or it is not reasonable for the Company to expect that it will be able to borrow under such commitments by the date five days after any duly effective acceleration of any Exchange Notes, or (2) the Exchange Note Waivers are in effect and the Subordinated Note Waiver (as defined in Section 4 hereof) is not in effect and (x) the Backstop Commitments (or the commitments under any credit agreement as contemplated by the Backstop Commitment Letter) are not in effect with respect to the payment in full of the Senior Subordinated Notes, and (y) the Senior Subordinated Commitment (as defined in Section 4 hereof) is not in effect or it is not reasonable for the

     Company to expect that it will be able to borrow under such commitment by the date five days after any duly effective acceleration of the Senior Subordinated Notes;

               (ii) the date five days after any duly effective acceleration of any of the Existing Notes if such Existing Notes have not then been paid in full;

               (iii) the date on which the Company has filed with the Securities and Exchange Commission its report on Form 10-K for its fiscal year ended January 29, 2006 (the "2005 Form 10-K") and, if such date is on or after May 10, 2007, its report on Form 10-K for its fiscal year ending February 4, 2007 (the "2006 Form 10-K"), and its reports on Form 10-Q then required to be filed for each of its fiscal quarters ended after January 29, 2006 (the "Specified Form 10-Qs"); and

               (iv) the Scheduled Financial Statement Waiver Termination Date (as defined below);

the Lenders hereby waive (x) the requirements under the Credit Documents that the Company deliver the 2005 Form 10-K, the 2006 Form 10-K and the Specified Form 10-Qs and financial statements for the fiscal years ended January 29, 2006 and February 4, 2007 and for the quarters of its 2006 fiscal year and other information and documents required to be delivered under the Credit Documents in connection with such reports or such financial statements and (y) any Default or Event of Default under the Credit Agreement occurring as a result of any default under, or acceleration of any Indebtedness due under, any of the Indentures for the Existing Notes, in each case resulting from any failure by the Company to timely file with the Securities Exchange Commission or deliver to the holders of any of the Existing Notes or to any trustee therefor the 2005 Form 10-K, the 2006 Form 10-K or any Specified Form 10-Q. The "Scheduled Financial Statement Waiver Termination Date" shall be December 13, 2006, provided that in the event that on or prior to December 13, 2006 (A) any Existing Notes not refinanced with proceeds from either the Term Facility (as defined below) or notes issued as contemplated in the Senior Subordinated Commitment have been amended, or one or more waivers (each, an "Existing Note Waiver") in respect thereof have been granted, in either case in such a manner so that the failure by the Company to timely file some or all of the 2005 Form 10-K, the 2006 Form 10-K and the Specified 10-Qs does not constitute an event of default thereunder for any period of time (any such period, an "Existing Notes Waiver Period") and (B) an extension fee of 0.25% of the aggregate amount of Commitments as of such date has been paid to the Administrative Agent for the ratable account of all Lenders, the Scheduled Financial Statement Waiver Termination Date shall be extended to the earlier of June 13, 2007 or the date five days before the date on which the first Existing Notes Waiver Period ends.

          (b) The Lenders hereby waive the requirements of Sections 6.01, 6.02 and 6.10 of the Credit Agreement to the extent necessary to permit the Company to:

               (i) solicit or obtain any amendment to or waiver of any of the Indentures for the Existing Notes having terms consistent with the terms set forth therefor in the presentation to the Lenders dated June 5, 2006, or if in effect on the date hereof, having terms consistent with the Exchange Note Waivers;

               (ii) if the Backstop Commitments are in effect, incur Indebtedness as contemplated by the Backstop Commitments and use all of the proceeds thereof to immediately repurchase or, upon any acceleration thereof, pay any of the Existing Notes (together with transaction fees and consent fees for any Existing Notes not so paid or repurchased);

               (iii) if the Backstop Commitments are in effect, incur the Liens contemplated by the Backstop Commitments and, in connection therewith, enter with the Administrative Agent and the collateral or administrative agent under the term facility provided for in the Backstop Commitments (the "Term Facility") into an intercreditor agreement having principal terms as set forth in Schedule 1 hereto (the "Intercreditor Agreement"); and

               (iv) incur Indebtedness in the form of publicly issued or privately placed senior unsecured notes or subordinated notes (including notes issued as contemplated in the Senior Subordinated Commitment) in order to refinance any of the Existing Notes or the Term Facility in whole or in part at any time and to pay fees and expenses in connection with such incurrence and refinancing, provided that such notes shall require no scheduled principal payments and permit no scheduled puts on the part of the holders thereof on or prior to the date six months after the Maturity Date and shall otherwise have terms consistent with then market conditions and the requirements of the Credit Agreement and reasonably acceptable to the Administrative Agent.

          (c) The Lenders hereby waive (i) any condition or required representation or warranty that could not be satisfied or made or deemed made, and (ii) any Default or Event of Default, in either case to the extent that such condition or required representation or warranty could not be satisfied or made or deemed made or such Default or Event of Default would not have occurred had any of the financial statements of the Company referred to in, or furnished to the Lenders pursuant to, the Credit Documents for any period ended prior to January 29, 2006 been in a form consistent with any restatements of financial statements of the Company or Holdings as a result of information obtained or developed in connection with the preparation or audit of the financial statements of the Company or Holdings for the fiscal year ended January 29, 2006 or in connection with the review and investigation (the "Audit Committee Review") by the Audit Committee of the Board of Directors of Holdings announced in a press release filed with the Securities and Exchange Commission on March 27, 2006 as part of a report on Form 8-K (the "March 27 8-K"), provided that all the material changes reflected in such restatements that, in the reasonable opinion of the Administrative Agent, are, or reflect matters relating to financial condition or results of operation that are, adverse to the interest of the Lenders, are consistent with the scope of the store surplus fixtures and supplies inventory and vendor allowance matters described in the March 27 8-K and in a press release filed with the Securities and Exchange Commission on May 22, 2006 as part of a report on Form 8-K (the "May 22 8-K") (the "Updated Specified Matters").

          3. Agreements. (a) The Company agrees that prior to its filing of the 2005 Form 10-K and each Specified Form 10-Q, it shall compute the Borrowing Base and prepare Borrowing Base Certificates in a manner that is consistent with the treatment of the Updated Specified Matters in the Borrowing Base Certificate dated April 30, 2006, furnished to the

Administrative Agent on such date or as otherwise may be required by the Administrative Agent, subject to any adjustments thereto (including adjustments to reflect results of the Audit Committee Review at the time) as shall be reasonably satisfactory to the Administrative Agent.

          (b) The Company agrees to deliver to the Administrative Agent for prompt distribution to each Lender as soon as available, and in any event within 35 days after the end of each fiscal month of the Company, management financial reports of the Company setting forth (i) a consolidated balance sheet and consolidated statements of income and operations and (ii) calculations demonstrating compliance with Section 6.07 of the Credit Agreement (including calculations of Consolidated EBITDAR and Consolidated EBITDA (which shall be Consolidated EBITDAR net of Consolidated Lease Expense), with any such financial statements to be prepared in a manner materially consistent with the Company's past practices (unless otherwise required to conform with the results of the audit or changes in GAAP) and, to the extent relevant, on the basis of management's good faith efforts, in such form and detail reasonably satisfactory to the Administrative Agent. The Lenders acknowledge that such management financial reports are not final and are subject to change either in connection with the preparation of the 2005 Form 10-K, the 2006 Form 10-K or the Specified Form 10-Qs, or as a result of or arising out of any restatement in connection with the audit conducted for the fiscal year ended January 29, 2006, as the case may be.

          (c) The Company agrees that (i) it shall not permit, as of the end of any fiscal quarter ending prior to the Financial Statement Waiver Termination Date, the Fixed Charge Coverage Ratio to be less than 1.00 to 1.00, and (ii) any non-compliance with this Section 3(c) shall be an Event of Default under Article VII(c) of the Credit Agreement.

          (d) The Company agrees that it will not borrow under the Commitments in order to repurchase, redeem or pay or prepay the principal of any of the Existing Notes, any notes issued as contemplated by the Senior Subordinated Commitment or any loans under the Term Facility (other than scheduled interim installments of such loans).

          4. Conditions to Effectiveness of this Waiver. This Waiver shall become effective upon (a) receipt by the Administrative Agent of counterparts of this Waiver duly executed or consented to by the Company, the Administrative Agent and the Required Lenders and (b) payment by the Company of a fee for the account of each Lender executing and delivering the Waiver on or prior to 12:00 p.m. (New York City time) on Friday, June 16, 2006 (or such later time as the Company and the Administrative Agent shall agree) in an amount equal to 0.25% of such Lender's Commitment; and (c) by 5:00 p.m. (New York City time) on June 16, 2006, the Company shall have received and accepted either (A) a commitment letter or equivalent agreement with one or more financial institutions reasonably satisfactory to the Administrative Agent providing for a fully committed financing for a repurchase or payment of the Exchange Notes or all of the Existing Notes on terms consistent with the terms set forth for such a financing in the presentation to the Lenders dated June 5, 2006 and otherwise on terms reasonable under the circumstances (such commitment letter or other agreement, the "Backstop Commitment Letter"), provided that, if the Backstop Commitment Letter does not provide a commitment for the repurchase or payment of the Senior Subordinated Notes, either the Senior Subordinated Waiver or the Senior Subordinated Commitment (each as defined below) shall also be in full force and effect, or (B) (i) lock up agreements with holders of at least 51% of each of the 4 5/8% Notes and the 3 3/8% Notes, on terms reasonably acceptable to the Administrative Agent, providing the terms for Existing Notes Waivers with respect to each of the 4 5/8% Notes and the 3 3/8% Notes (such lock up agreements and, together with, upon effectiveness thereof, such Existing Notes Waivers, the "Exchange Note Waivers"), and (ii) either (1) a commitment letter or equivalent agreement with one or more financial institutions reasonably satisfactory to the Administrative Agent providing for a fully committed financing for a repurchase or payment of the Senior Subordinated Notes with new senior subordinated notes (such commitment letter or other agreement, the "Senior Subordinated Commitment"), or (2) a lock up agreement with holders of at least 51% of the holders of the Senior Subordinated Notes, on terms reasonably acceptable to the Administrative Agent, providing the terms for an Existing Notes Waiver with respect to the Senior Subordinated Notes (such lock up agreement, and, together with, upon effectiveness thereof, such Existing Notes Waiver, the "Senior Subordinated Waiver").

          5. Authorization to Administrative Agent. The Lenders hereby authorize and instruct the Administrative Agent to enter into the Intercreditor Agreement at any time at the request of the Company in connection with any borrowing by the Company under the Term Facility.

          6. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Waiver and agree that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Waiver.

          7. Continuing Effect; No Other Waiver. Except as expressly set forth in this Waiver, all of the terms and provisions of the Credit Documents are ratified and confirmed, and are and shall remain in full force and effect and the Company shall continue to be bound by all of such terms and provisions. The waiver provided for herein is limited as specified herein and shall not constitute (i) any other waiver of the Credit Documents or (ii) an admission by the Company of any past, present or future Default or Event of Default under the Credit Documents or any past, present or future default or event of default under any other indebtedness of the Company or Holdings. The Company acknowledges and agrees that nothing in this Waiver shall constitute an indication of the Lenders' willingness to consent to any other amendment or waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default not referenced in this Waiver or for any other time period. The parties hereto agree that this Waiver supersedes and replaces the waiver among the parties hereto dated as of May 4, 2006 and extended on June 13, 2006.

          8. Expenses. The Company agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          9. Credit Document. This Waiver is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

          10. Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by the parties hereto shall be delivered to the Company and the Administrative Agent. The execution and delivery of this Waiver by any Lender, or by the Administrative Agent with the consent of any Lender, shall be binding upon such Lender's successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          11. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        CSK AUTO, INC.


                                        By        /s/ James B. Riley
                                           -------------------------------------
                                        Name:         James B. Riley
                                              ----------------------------------
                                        Title:  Senior Vice President -- CFO
                                               ---------------------------------


                                        [GUARANTORS].
                                        CSK AUTO CORPORATION


                                        By        /s/ James B. Riley
                                           -------------------------------------
                                        Name:         James B. Riley
                                              ----------------------------------
                                        Title:  Senior Vice President -- CFO
                                               ---------------------------------


                                        CSKAUTO.COM


                                        By        /s/ James B. Riley
                                           -------------------------------------
                                        Name:         James B. Riley
                                              ----------------------------------
                                        Title:  Senior Vice President -- CFO
                                               ---------------------------------

                             CSK Auto, Inc. Waiver

                                        JPMORGAN CHASE BANK, N.A. as
                                        Administrative Agent and a Lender


                                        By: /s/ Barry Bergman
                                            ------------------------------------
                                        Name: Barry Bergman
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                              CSK Auto, Inc. Waiver

                                        UBS Loan Finance LLC


                                        By: /s/ Richard L. Tavrow
                                            ------------------------------------
                                        Name:  Richard L. Tavrow
                                        Title: Director


                                        By: /s/ Irja R. Otsa
                                            ------------------------------------
                                        Name:  Irja R. Otsa
                                        Title: Associate Director

                                        Wachovia Bank National Association


                                        By: /s/ Paul Truax
                                            ------------------------------------
                                        Name:  Paul Truax
                                        Title: Vice President

                                        Allied Irish Banks, p.l.c., as Lender


                                        By: /s/ Martin Chin
                                            ------------------------------------
                                        Name:  Martin Chin
                                        Title: SVP


                                        By: /s/ Roisin O'Connell
                                            ------------------------------------
                                        Name:  Roisin O'Connell
                                        Title: Vice President

                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By: /s/ Steven Schuit
                                            ------------------------------------
                                        Name:  Steven Schuit
                                        Title: Vice President

                                        UPS CAPITAL CORPORATION


                                        By: /s/ John P. Holloway
                                            ------------------------------------
                                        Name:  John P. Holloway
                                        Title: Director, Portfolio Management

                               Lehman Commercial Paper Inc., and its affiliates


                               By: /s/ Maria Maslennikova Lund
                                   ------------------------------------
                               Name:  Maria Maslennikova Lund
                               Title: Vice President

                                        U.S. BANK


                                        By: /s/ Derek S. Roudebush
                                            ------------------------------------
                                        Name:  Derek S. Roudebush
                                        Title: Vice President

                                        ING CAPITAL LLC


                                        By: /s/ Steven G. Fleenor
                                            ------------------------------------
                                        Name:  Steven G. Fleenor
                                        Title: Managing Director

                                        NATIONAL CITY BUSINESS CREDIT, INC.


                                        By: /s/ Kathryn C. Ellero
                                            ------------------------------------
                                        Name:  Kathryn C. Ellero
                                        Title: Vice President

                                        BANK OF AMERICA, N.A., as Lender


                                        By: /s/ David R. Barney
                                            ------------------------------------
                                        Name:  David R. Barney
                                        Title: Senior Vice President